_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 24, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1997, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1997-2).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-2.

     In  connection   with  the   offering  of   the  Mortgage   Pass-Through
Certificates, Series 1997-2, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as the underwriter of the Senior Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its potential investors and Countrywide Securities Corporation ("CSC"), as the underwriter of the Class M, Class B-1 and Class B-2 Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its investors. Although the Company provided DLJ and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials and the CSC Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, are filed on Form SE dated January 24, 1997.

-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 9, 1996 and the prospectus supplement dated February 24, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-2.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-08389). The financial statements will be referred to in the prospectus supplement relating to CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1997-2. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:


     23.       The Consent of Coopers & Lybrand L.L.P.

P    99.1      DLJ Computational Materials.
               (filed on Form SE dated February 24, 1997).

P    99.2      CSC Computational Materials.
               (filed on Form SE dated February 24, 1997).


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.


                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  February 24, 1997


                                Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

23.       The Consent of Coopers & Lybrand L.L.P.

99.1      DLJ Computational Materials.
          (filed on Form SE dated February 24, 1997).

99.2      CSC Computational Materials.
          (filed on Form SE dated February 24, 1997).

               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement dated January 23, 1997 (to Prospectus dated September 9, 1996) of CWMBS, Inc. relating to Mortgage Pass-Through Certificates, Series 1997-2 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   COOPERS & LYBRAND L.L.P.




New York, New York
February 24, 1997